Recovery of Erroneously Awarded Compensation	12 Months Ended
Dec. 31, 2025
Restatement Determination Date [Axis]: 2023-11-06
Erroneously Awarded Compensation Recovery [Table]
Erroneous Compensation Analysis	The board of directors believes that it is in the best interests of the Company and its shareholders to create and maintain a culture that emphasizes integrity and accountability and that reinforces the Company’s pay-for-performance compensation philosophy. Accordingly, the Clawback Policy was adopted by the board of directors of the Company in the board meeting dated November 6, 2023, providing for the recoupment of certain executive compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under the federal securities laws.

According to the Clawback Policy,

●	The Policy shall be administered by the Board.

●	The Covered Executives include the Company’s current and former executive officers, such other senior executives/employees of the Company as well as those of the Company’s key subsidiaries.

●	The Board will require reimbursement or forfeiture of any excess Incentive Compensation received by any Covered Executive when the Company is required to prepare an accounting restatement.

●	The amount to be received will be the excess of the Incentive Compensation paid to the Covered Executive based on the erroneous data over the Incentive Compensation that would have been paid to the Covered Executive had it been based on the restated results, as determined by the Board.

●	The Board will determine the method for recouping Incentive Compensation including but not limited to reimbursement of cash.

●	The Company shall not indemnify any Covered Executives against the loss of any incorrectly awarded Incentive Compensation.